BLACKROCK SERIES FUND, INC.

BlackRock Global Allocation Portfolio

BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock Global Allocation V.I. Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 17, 2015

to the Statement of Additional Information of each Fund

Effective immediately, Part II of each Fund’s Statement of Additional Information is amended as follows:

The subsection entitled “Selective Disclosure of Portfolio Holdings – Portfolio Characteristics” is amended to add the following as the last paragraph:

4. Information on certain portfolio characteristics of BlackRock Global Allocation Portfolio, a series of BlackRock Series Fund, Inc., and BlackRock Global Allocation V.I. Fund, a series of BlackRock Variable Series Funds, Inc., is available, upon request, to insurance companies that use these funds as underlying investments (and to advisers and sub-advisers of funds invested in BlackRock Global Allocation Portfolio or BlackRock Global Allocation V.I. Fund) in their variable annuity contracts and variable life insurance policies on a weekly basis (or such other period as may be determined to be appropriate).  Disclosure of such characteristics of these two funds constitutes a disclosure of Confidential Information and is being made for reasons deemed appropriate by BlackRock and in accordance with the Guidelines.

Shareholders should retain this Supplement for future reference.

SAI-GAVI-SRS-0615SUP